Exhibit g(2)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

THE CHASE MANHATTAN BANK

AND EACH OF THE INVESTMENT COMPANIES

DATED AS OF September 17, 2001

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of ________, 2001:

Fund	Portfolio	Effective as of:
Fidelity Advisor Series I	Fidelity Advisor Balanced Fund	July 1, 2001
	Fidelity Advisor Equity Growth Fund	July 1, 2001
	Fidelity Advisor Equity Income Fund	July 1, 2001
	Fidelity Advisor Growth & Income Fund	July 1, 2001
	Fidelity Advisor TechnoQuant Growth Fund	July 1, 2001
Fidelity Advisor Series II		July 1, 2001
Fidelity Advisor Series III		July 1, 2001
Fidelity Advisor Series VII	Fidelity Advisor Consumer Industries Fund	July 1, 2001
	Fidelity Advisor Cyclical Industries Fund	July 1, 2001
	Fidelity Advisor Financial Services Fund	July 1, 2001
	Fidelity Advisor Health Care Fund	July 1, 2001
	Fidelity Advisor Technology Fund	July 1, 2001
	Fidelity Advisor Utilities Growth Fund	July 1, 2001
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Markets Income Fund	July 1, 2001
	Fidelity Advisor Overseas Fund	July 1, 2001
Fidelity Beacon Street Trust	Fidelity Managed Currency Fund	July 1, 2001
Fidelity Capital Trust	Fidelity TechnoQuant Growth Fund	July 1, 2001
Fidelity Charles Street Trust	Fidelity Asset Manager	July 1, 2001
	Fidelity Asset Manager: Growth	July 1, 2001
	Fidelity Asset Manager: Aggressive	July 1, 2001
	Fidelity Asset Manager: Income	July 1, 2001
Fidelity Commonwealth Trust	Fidelity Mid-Cap Stock Fund	July 1, 2001
Fidelity Deutsche Mark Performance Portfolio, L.P.	Fidelity Deutsche Mark Performance Portfolio, L.P.	July 1, 2001
Fidelity Devonshire Trust	Fidelity Equity-Income Fund	July 1, 2001
Fidelity Financial Trust	Fidelity Equity-Income II Fund	July 1, 2001
Fidelity Garrison Street Trust	Fidelity Ultra-Short Central Fund (1)	July 16, 2001
Fidelity Hastings Street Trust	Fidelity Fund	July 1, 2001
	Fidelity Growth & Income II Portfolio	July 1, 2001
Fidelity Investment Trust	Fidelity Diversified Global Fund	July 1, 2001
	Fidelity Diversified International Fund	July 1, 2001
	Fidelity Emerging Markets Fund	July 1, 2001
	Fidelity Europe Capital Appreciation Fund	July 1, 2001
	Fidelity Europe Fund	July 1, 2001
	Fidelity International Growth & Income Fund	July 1, 2001
	Fidelity Aggressive International Fund	July 1, 2001
	Fidelity Japan Fund	July 1, 2001
	Fidelity Overseas Fund	July 1, 2001
	Fidelity Pacific Basin Fund	July 1, 2001
	Fidelity Southeast Asia Fund	July 1, 2001
	Fidelity Worldwide Fund	July 1, 2001
Fidelity Mt. Vernon Street Trust	Fidelity New Millennium Fund	July 1, 2001
Fidelity Puritan Trust	Fidelity Puritan Fund	July 1, 2001
Fidelity Revere Street Trust	Taxable Central Cash Fund	July 1, 2001
	Central Cash Collateral Fund	July 1, 2001
Fidelity School Street Trust	Fidelity International Bond Fund	July 1, 2001
	Fidelity New Markets Income Fund	July 1, 2001
Fidelity Securities Fund	Fidelity Growth & Income Portfolio	July 1, 2001
Fidelity Sterling Performance	Fidelity Sterling Performance Portfolio, L.P.	July 1, 2001
Portfolio, L.P.
Fidelity Trend Fund	Fidelity Trend Fund	July 1, 2001
Fidelity Union Street Trust	Fidelity Export and Multinational Fund	July 1, 2001
Fidelity Yen Performance	Fidelity Yen Performance Portfolio, L.P.	July 1, 2001
Portfolio, L.P.
Variable Insurance Products Fund	Equity-Income Portfolio	July 1, 2001
	Overseas Portfolio	July 1, 2001
Variable Insurance Products Fund II	Asset Manager Portfolio	July 1, 2001
	Asset Manager: Growth Portfolio	July 1, 2001
Variable Insurance Products Fund III	Aggressive Growth Portfolio	July 1, 2001
	Balanced Portfolio	July 1, 2001
	Growth & Income Portfolio	July 1, 2001
Variable Insurance Products Fund IV	Consumer Industries Portfolio (2)	July 18, 2001
	Cyclical Industries Portfolio (3)	July 18, 2001
	Financial Services Portfolio (4)	July 18, 2001
	Healthcare Portfolio (5)	July 19, 2001
	Natural Resources Portfolio (6)	July 19, 2001
	Technology Portfolio (7)	July 19, 2001
	Telecommunications & Utilities Growth Portfolio (8)	July 19, 2001

(1) The addition of Fidelity Garrison Street Trust: Fidelity Ultra-Short Central Fund effective
July 16, 2001.
(2) The addition of Fidelity Variable Insurance Products Fund IV:Consumer Industries Portfolio effective
July 18, 2001.
(3) The addition of Fidelity Variable Insurance Products Fund IV: Cyclical Industires Portfolio effective
July 18, 2001.
(4) The addition of Fidelity Variable Insurance Products Fund IV: Financial Services Portfolio effective
July 18, 2001.
(5) The addition of Fidelity Variable Insurance Products Fund IV: Healthcare Portfolio effective
July 19, 2001.
(6) The addition of Fidelity Variable Insurance Products Fund IV: Natural Resources Portfolio effective
July 19, 2001.
(7) The addition of Fidelity Variable Insurance Products Fund IV: Technology Portfolio effective
July 19, 2001.
(8) The addition of Fidelity Variable Insurance Producst Fund IV: Telecommunications & Utilities Growth
Portfolio effective July 19, 2001.

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

EACH OF THE INVESTMENT COMPANIES	THE CHASE MANHATTAN BANK
LISTED ON THIS APPENDIX "A", ON BEHALF
OF EACH OF THEIR RESPECTIVE PORTFOLIOS
By: /s/John Costello ________________________	By: /s/ Matthew D. Goad ________________________
Name: John Costello ________________________	Name: Matthew D. Goad ________________________
Title: Assistant Treasurer ________________________	Title: Vice President ________________________